UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2017

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
On November 6, 2017, Kindred Biosciences, Inc. (the “Company”) and DPT Laboratories, Ltd., a Texas limited partnership (“DPT”), entered into a Commercial Manufacture and Supply Agreement pursuant to which DPT will provide certain manufacturing and supply services for the Company’s proprietary product, MiratazTM (mirtazapine transdermal ointment) (the “Manufacture and Supply Agreement”). The Manufacture and Supply Agreement has an initial term ending on December 31, 2022 that automatically renews for periods of twenty-four months, unless either party gives notice to the other party of its intention to terminate the agreement at least twelve months prior to the end of the initial term or any renewal term. Pursuant to the Manufacture and Supply Agreement, in addition to manufacturing and supplying Mirataz, DPT will perform its standard stability test program for each product its manufactures. DPT will also purchase and test all components, API, materials, and packaging and labeling supplies at DPT’s expense. Both parties under the Manufacture and Supply Agreement make certain representations and warranties regarding the performance of their respective obligations and intellectual property rights.

The foregoing description of the Manufacture and Supply Agreement is not complete and is qualified in its entirety by reference to the full text of the Manufacture and Supply Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and portions of which are subject to a FOIA confidential treatment request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Commercial Manufacture and Supply Agreement between Kindred Biosciences, Inc. and DPT Laboratories, Ltd. dated November 6, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: November 6, 2017	By: /s/ Wendy Wee
Wendy Wee
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Commercial Manufacture and Supply Agreement between Kindred Biosciences, Inc. and DPT Laboratories, Ltd. dated November 6, 2017.